LORD ABBETT MUNICIPAL INCOME FUND, INC.	LORD ABBETT MUNICIPAL INCOME TRUST

National Tax Free Fund

California Tax Free Fund

Connecticut Tax Free Fund

Hawaii Tax Free Fund

Minnesota Tax Free Fund

Missouri Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

Texas Tax Free Fund

Washington Tax Free Fund

High Yield Municipal Bond Fund Insured Intermediate Tax Free Fund Florida Tax Free Trust Georgia Tax Free Trust Michigan Tax Free Trust Pennsylvania Tax Free Trust

Supplement dated February 23, 2007 to the
Prospectuses dated February 1, 2007
(Class A, B, C and P Shares)

Effective April 1, 2007, the following information supplements the information contained in each Fund’s prospectus under the section titled “Your Investment.”

The Board of Directors of Lord Abbett Municipal Income Fund, Inc. and the Board of Trustees of Lord Abbett Municipal Income Trust have approved changes to each Fund’s Rule 12b-1 fee structure.  As described below, effective April 1, 2007:  (1) each Fund’s Class C Rule 12b-1 fee payable with respect to assets attributable to shares held for one year (calculated as described under “Your Investment – Purchases – Class C Share CDSC” (“One Year”)) or more has been reduced from 1.00% of the average daily net assets of Class C shares to 0.80%; and (2) each Fund’s Class A Rule 12b-1 fee has been reduced from 0.35% of the average daily net assets of Class A shares to 0.20%.  As a result of these changes:

•                  The Rule 12b-1 fee a Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than One Year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for One Year or more.  All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

•                  A Rule 12b-1 fee of 0.20% applies to Class A shares of each Fund, regardless of their holding period.

Effective April 1, 2007, the amount of the asset-based compensation that Lord Abbett Distributor LLC (“Lord Abbett Distributor”) may pay dealers with respect to Class C shares of a Fund that have been held for One Year or more will be reduced from 0.90% to 0.75%.  No such compensation will be paid to dealers before the first anniversary of a Class C share purchase.  Effective April 1, 2007, the amount of the asset-based compensation that Lord Abbett Distributor may pay dealers with respect to Class A shares of a Fund (regardless of their holding period) will be reduced from 0.25% to 0.15%.